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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934




Date of Report  (Date of earliest event reported) -- September 1, 1994


                                 MAPCO INC.
             (Exact name of registrant as specified in its charter)



     Delaware                   1-5254                           73-0705739
- ------------------         -----------------                 ---------------------
(State or other              (Commission                       (I.R.S. Employer
jurisdiction of              File Number)                     Identification No.)
incorporation)




                 1800 South Baltimore Avenue
              Tulsa, Oklahoma                                        74119
         --------------------------------------------------------------------
                 (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code                (918) 581-1800



                               Not Applicable
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Significant Amount of Assets.


                 On September 1, 1994, MAPCO Inc. (the "Company" or the "Registrant") through its wholly-owned subsidiaries, MAPCO Natural Gas Liquids Inc. and MAPCO Petroleum Inc. (and its subsidiary, MAPCO Florida Inc.), completed the acquisition of the assets of Emro Propane Company, a subsidiary of Emro Marketing, which is a wholly-owned subsidiary of Marathon Oil (hereinafter "Emro"). The Company signed a non-binding letter of intent for the purchase of these assets on June 9, 1994, which was previously reported on Form 8-K filed with the Securities and Exchange Commission on June 13, 1994.

         The Registrant acquired the Emro assets by the payment of $178,046,000 and the transfer to Emro of MAPCO Florida Inc.'s retail marketing assets in Florida. The cash payment was financed through the issuance by the Company of commercial paper through Goldman Sachs Money Markets, L.P. and through borrowings pursuant to uncommitted lines of credit with Bank of America National Trust & Savings Association, Chemical Bank and J.P. Morgan Guaranty Trust Company.

         The assets acquired are retail propane plants in the states of Illinois, Indiana, Michigan and Ohio. The assets which were transferred by the Company to Emro are retail petroleum convenience stores located in the State of Florida.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                 (a) Financial Statements of Business Acquired. At this time it would be impracticable for the Registrant to provide the required financial statements. Such financial statements will be filed by the Registrant on Form 8 within 60 days after this report on Form 8-K must be filed.

                 (b) Pro Forma Financial Information. At this time it would be impracticable for the Registrant to provide the required financial statements. Such financial statements will be filed by the Registrant on Form 8 within 60 days after this report on Form 8-K must be filed.

                 (c) Exhibits. A copy of the Purchase and Sale Agreement dated August 3, 1994, is annexed hereto as an exhibit. The Agreement with all exhibits attached thereto was not executed until September 1, 1994, the date of closing of the acquisition.
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                                   SIGNATURES



                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MAPCO INC.



                                        By:  /s/ James N. Cundiff
                                           Name: James N. Cundiff
                                           Title: Assistant General Counsel and
                                                  Assistant Secretary




Date:  September 12, 1994
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                              INDEX TO EXHIBITS


        Exhibit 10 - Purchase and Sale Agreement dated August 3, 1994